                      DELAWARE INVESTMENTS MUNICIPAL TRUST
                     Delaware Tax-Free Florida Insured Fund

                       Supplement to the Fund's Prospectus
             dated December 29, 2006, as amended on January 3, 2007

On February 15, 2007, the Board of Trustees  responsible  for Delaware  Tax-Free
Florida Insured Fund (the "Reorganizing Fund") approved a proposal to reorganize the  Reorganizing  Fund  with and  into  the  Delaware  Tax-Free  USA Fund  (the
"Acquiring  Fund"),  a series  of  Delaware  Group  Tax Free  Fund,  subject  to shareholder  approval.  The  Board  of  Trustees  responsible  for the  Delaware
Tax-Free USA Fund also approved the reorganization.

The Reorganizing  Fund's investment  objective and policies are similar to those of the Acquiring  Fund. The  Reorganizing  Fund seeks as high a level of current income exempt from federal income tax and from the Florida  personal  income tax as is consistent with preservation of capital.  The Acquiring Fund seeks as high a level  of  current  interest  income  exempt  from  federal  income  tax as is
available  from  municipal   obligations  and  as  is  consistent  with  prudent
investment management and preservation of capital.

The Board of Trustees  responsible for the  Reorganizing  Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on March 1, 2007,  the  Reorganizing  Fund will be closed to new investors.  Reorganizing  Fund shareholders will receive a proxy  statement/prospectus  providing them with information about the Acquiring
Fund  and  requesting  their  votes  on the  proposed  reorganization  of  their
Reorganizing  Fund at a special  meeting of shareholders to be held in late June
2007. If approved,  the reorganization is expected to take place in August 2007.
Additionally,  the  Reorganizing  Fund will  continue to accept  purchases  from existing  shareholders  (including  reinvested dividends or capital gains) until the last business day before the proposed reorganization.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

THIS SUPPLEMENT IS DATED FEBRUARY 16, 2007.